SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 23, 2000



                        Fortune Entertainment Corporation
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-23859                   88-04053347
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
 of incorporation)                                           Identification No.)



           144 Elm Street, 2nd Floor, Suite 16, Biddeford, Maine 04005
         ---------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (207) 282-0878
                                                           --------------

                                       N/A
          (Former name or former address if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant

      Effective March 23, 2000, the Company retained Gordan, Harrington & Osborn, P.C. ("GH&D") to act as the Company's independent certified public accountant for the year ending December 31, 1999. In this regard GH&D replaced Ernst & Young LLP ("EY") which audited the Company's financial statements as at December 31, 1998 and 1997 and for the year ended December 31, 1998 and the period from August 25, 1997 (inception) to December 31, 1997. EY stated in their report of the Company's financial statements at December 31, 1998 and 1997 that since the Company is in the development stage, has no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations, there is substantial doubt as to the Company's ability to continue in business. With the exception of the foregoing, the report of EY's at December 31, 1998 and 1997 did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY would have caused it to make reference to such disagreements in its report.

      The Company has authorized EY to discuss any matter relating to the Company and its operations with GH&D.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim periods, the Company did not consult GH&D regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

      GH&D has reviewed the disclosures contained in this 8-K report. The Company has advised GH&D that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why GH&D does not agree with any statements made by the Company in this report. GH&D has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Pro Forma Financial Information

   (a)      Not Applicable

   (b)      Not Applicable

   (c)      Exhibits

      16.1  Letter from former auditors confirming information in Item 4

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 18, 2000

                                          Fortune Entertainment Corporation




                                          By:    /s/ William M. Danton
                                                --------------------------------
                                                William M. Danton
                                                President